UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2020
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.08. Shareholder Director Nominations.
The information set forth below under Item 8.01 - Notice Regarding Shareholder Proposals and Nominations Deadlines for the 2020 Annual Meeting of Shareholders is hereby incorporated by reference into this Item 5.08.
Item 7.01 Regulation FD Disclosure.
Due to the coronavirus ("COVID-19") outbreak, Designer Brands Inc. (the "Company," "we," "us," or "our") is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the fiscal quarter ended May 2, 2020 (the "Quarterly Report"). The Company is relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the "Order").
The Company’s operations and business have experienced significant disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic. These disruptions include, but are not limited to, the temporary leaves of absence of a significant number of our employees, the temporary closures of all of our offices and North American retail locations, and other financial and operational concerns associated with or caused by COVID-19. Specifically, the Company is relying on the Order due to the limited availability of our key personnel required to update the Company's impairment and reserve analyses for the respective quarter, which is necessary to finalize the Quarterly Report. Additionally, the Company’s management team has not been able to devote the requisite time and attention to the Quarterly Report, as it has had to address emergent business and operational issues resulting from COVID-19. The Company anticipates that it will file its Quarterly Report no later than 45 days after June 11, 2020.
As provided in General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
Risk Factors
The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the fiscal year ended February 1, 2020, as amended, filed with the Securities and Exchange Commission on May 1, 2020, as follows:
The COVID-19 outbreak has had, and may continue to have, a material adverse impact on our business, operations, liquidity, financial condition, and results of operations.
In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. To help control the spread of the virus and protect the health and safety of our customers, employees, and the communities we serve, we temporarily closed all of our stores in the U.S. and Canada, effective as of March 18, 2020. Our e-commerce businesses continues to be available to customers, with our stores to be utilized for the fulfillment of online orders to be shipped to customers or made available for curbside pickup. During this unprecedented period of uncertainty, we have made and may continue to make adjustments to our operational plans, inventory disciplines, liquidity management, and reductions to our expense and capital expenditure plans. Such measures include, but are not limited to, implementing temporary leaves of absence for a significant number of our employees without direct pay and pay reductions for nearly all employees not placed on temporary leave. The impact of the COVID-19 outbreak, including the temporary closure of all of our stores, has had a material adverse effect on our business, liquidity, financial condition, and results of operations.
The COVID-19 pandemic remains a rapidly evolving situation. The continuation of the outbreak or a new surge in cases may further prolong store closures, require additional adjustments to store operations, and cause changes in customer behaviors, including a potential reduction in consumer spending. As such, the impacts of COVID-19 to our businesses are highly uncertain and we may have additional write-downs of inventories, accounts receivables, long-lived assets, intangibles, and goodwill and an inability to realize deferred tax assets.
COVID-19 may impact our international operations, including, but not limited to, our foreign sources of merchandise.
We have international operations in China, Canada, and Brazil. Our international operations may be adversely affected by COVID-19. For example, all of the products we manufacture in the Brand Portfolio segment come from third-party facilities outside of the U.S., with 83% sourced from China during fiscal 2019, whereas our U.S. Retail and Canada Retail merchandise is purchased from both domestic and foreign vendors. Many of our domestic vendors import a large portion of their merchandise from abroad, with the majority manufactured in China. COVID-19 has led to work and travel restrictions within, to, and out of mainland China, which in turn may affect our and our vendors’ manufacturers. The COVID-19 outbreak also may make it difficult for our suppliers and our vendors’ suppliers to source raw materials from, manufacture goods in, and export products from China and other countries. If the severity and reach of the COVID-19 outbreak continues or worsens, there may be significant and material disruptions to our supply chain and operations, which could have a material adverse effect on our financial position, results of operations, and cash flows.

The success of our business is dependent on the strength of our relationships with our retailer customers, and reductions in or loss of sales to such customers as a result of COVID-19 could have a material adverse effect on our business and financial performance.
Our major retailer customers have experienced and may continue to experience a significant downturn in their businesses as a result of COVID-19 and, in turn, these customers have and may continue to reduce their purchases from us, which has had and may continue to have a material adverse effect on the Brand Portfolio segment.
Notice Regarding Shareholder Proposals and Nomination Deadlines for the 2020 Annual Meeting of Shareholders
The Company’s 2020 Annual Meeting of Shareholders (the "2020 Annual Meeting") will be held by means of remote communication on Tuesday, July 14, 2020, at a time to be specified in the Company’s Proxy Statement for the 2020 Annual Meeting (the "Proxy Materials"). In accordance with Rule 14a-5(f) of the Exchange Act, the Company is informing shareholders with new information with respect to the submission of (i) proposals intended to be included in the Proxy Materials under Rule 14a-8 promulgated under the Exchange Act ("Rule 14a-8") and (ii) proposals submitted outside the processes of Rule 14a-8.
Because the scheduled date of the 2020 Annual Meeting is more than 30 days after the anniversary date of the Company’s 2019 Annual Meeting of Shareholders (the "2019 Annual Meeting"), prior deadlines regarding the submission of shareholder proposals in connection with the 2020 Annual Meeting are no longer applicable. Pursuant to Rule 14a-8, the deadline for receipt of shareholder proposals intended to be included in the Proxy Materials is a reasonable time before the Company begins to print and send such Proxy Materials. Shareholder proposals intended to be submitted pursuant to Rule 14a-8 in connection with the 2020 Annual Meeting must be received by our Corporate Secretary by May 25, 2020 in order to be considered for inclusion in the Proxy Materials. Written requests for inclusion should be addressed to: Corporate Secretary, 810 DSW Drive, Columbus, Ohio 43219, must comply with the requirements of Rule 14a-8 and the interpretations thereof, and may be omitted from the Proxy Materials if not in compliance with applicable requirements.
In order for proposals of shareholders made outside of Rule 14a-8 to be considered "timely" for purposes of inclusion in the Proxy Materials, such proposals must be received by our Corporate Secretary at the above address by May 25, 2020, which the Company has determined to be a reasonable time prior to the mailing of the Proxy Materials. Additionally, pursuant to the Company’s Code of Regulations (the "Regulations"), because the 2020 Annual Meeting will be held more than 30 days from the one-year anniversary of the 2019 Annual Meeting, any proposal nominating a person as a director must be received by our Corporate Secretary within seven days after we mail or otherwise provide public notice of the 2020 Annual Meeting. Accordingly, such nominations must be received by our Corporate Secretary no later than May 22, 2020, and must comply with all applicable provisions as set forth in our Regulations. The foregoing summary of the advance notice provisions contained in the Regulations does not purport to be complete and is qualified in its entirety to the complete text of the Regulations, which was filed with the Securities and Exchange Commission as Exhibit 3.2 to the Company’s Form 10-K on May 1, 2020. Shareholders are urged to read the complete text of such advance notice provisions.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. There can be no assurance that we will realize our expectations or that our beliefs will prove correct. The Company’s actual results could differ materially from those stated or implied herein, due to risks and uncertainties associated with its business, which include the risk factors disclosed in the Annual Report on Form 10-K for the fiscal year ended February 1, 2020, as amended, and other filings with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" contained therein, as well as the impacts of the COVID-19 pandemic, as discussed in this Current Report on Form 8-K. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions, or strategies regarding the future, and may be identified by forward-looking words such as "plans," "anticipate," "believe," "could," "continue," "estimate," "expect," "intend," "may," "should," "will," "would," the negative or plural of these words, and other similar words. Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the impacts of COVID-19 on the Company’s business and operations. Except as may be required by law, the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Michelle C. Krall
Michelle C. Krall
Senior Vice President, General Counsel and Secretary

Date:	May 15, 2020